EXHIBIT 10.4

                                 AMENDMENT NO. 3

                  AMENDMENT NO. 3 dated as of March 4, 2003 between BE AEROSPACE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), each of the lenders that is a signatory hereto under the caption "LENDERS" on the signature pages hereto (individually a "Lender" and collectively the "Lenders") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank) as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") under the Credit Agreement referred to below.

                  The Borrower, the Lenders and Administrative Agent are parties to a Credit Agreement dated as of August 21, 2001 (as heretofore amended, the "Credit Agreement"). The Borrower, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the execution of this Amendment No. 3 by the Borrower and the Required Lenders, the definition of "Adjusted Net Worth" in the Credit Agreement shall be amended by deleting the figure "$15,000,000" therein and substituting "$30,000,000" in lieu thereof.

                  Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article III of the Credit Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to be made as of a specific date, as of such specific date) and as if each reference in said Article III to "this Agreement" included reference to this Amendment No. 3.

                  Section 4. Miscellaneous. Except as expressly provided herein, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.



















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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 3 to be duly executed as of the date and year first above written.

                                              BE AEROSPACE, INC.


                                              By /s/ Thomas P. McCaffrey
                                                --------------------------------
                                                Name: Thomas P. McCaffrey

                                     LENDERS


JPMORGAN CHASE BANK (formerly known as        BANK OF AMERICA, N.A.
     The Chase Manhattan Bank)


By:/s/ Matthew H. Massie                      By:
   ------------------------------                -------------------------------
   Name:    Matthew H. Massie                    Name:
   Title:   Managing Director                    Title:


CREDIT SUISSE FIRST BOSTON                    FIRST UNION NATIONAL BANK


By:/s/ Jay Chall                              By:
   ------------------------------                -------------------------------
   Name:    Jay Chall                            Name:
   Title:   Director                             Title:

CREDIT SUISSE FIRST BOSTON


By:/s/ Cassandra Droogan
   ------------------------------
   Name:    Cassandra Droogan
   Title:   Associate

MERRILL LYNCH CAPITAL CORPORATION             THE BANK OF NEW YORK


By:  /s/ Nancy E. Meadows                     By:/s/ Brendan T. Nedzi
     ----------------------------                -------------------------------
     Name:  Nancy E. Meadows                     Name:    Brendan T. Nedzi
     Title:   Assistant Vice                     Title:   Senior Vice President


CREDIT LYONNAIS, NEW YORK                     GE CAPITAL CORPORATION
BRANCH



By:  /s/ Scott R. Chappelka                   By:/s/ Karl Kieffer
     ----------------------------                -------------------------------
     Name:    Scott R. Chappelka                Name:  Karl Kieffer
     Title:   Vice President                    Title: Duly Authorized Signatory


                                 Amendment No. 3